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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 15, 2003

               Date of Earliest Event Reported: November 14, 2003

                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      1-12091                             22-3436215
(State or other jurisdiction of   (Commission File Number) (I.R.S. Employer Identification Number)
 incorporation or organization)

                           20 Wight Avenue, Suite 100
                           Hunt Valley, Maryland 21030
                    (Address of principal executive offices)

Registrant's telephone number, including area code (410)229-4400

Item 5.   Other Events.

          On November 14, 2003, Equistar Chemicals, LP ("Equistar"), filed with the Securities and Exchange Commission a registration statement on Form S-4 that included its consolidated balance sheets and statements of partners' capital at December 31, 2002 and 2001 and its consolidated statements of income and cash flows for each of the years in the three-year period ended December 31, 2002. These financial statements reflect the adoption in 2003 of Statement of Financial Accounting Standards No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." Note 2 to those financial statements describes the impact of the adoption of this accounting standard on Equistar. Because Equistar's financial statements for these years were included in Millennium's 2002 Annual Report on Form 10-K, revised financial statements of Equistar, so filed by Equistar on November 14, 2003, are being filed by Millennium as Exhibit 99.1 to this Current Report on Form 8-K. In the opinion of Millennium's management, the revision to Equistar's financial statements does not impact or change Millennium's financial results.

Item 7.   Financial Statements and Exhibits.

          Exhibit      Description

          99.1 Financial Statements of Equistar at December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002 together with the related report of Equistar's independent accountants.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: December 15, 2003                MILLENNIUM CHEMICALS INC.


                                        By: /s/ C. William Carmean
                                        ----------------------------------------
                                        C. William Carmean
                                        Senior Vice President, General Counsel &
                                        Secretary


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                                  EXHIBIT INDEX

          Exhibit      Description

          99.1 Financial Statements of Equistar at December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002 together with the related report of Equistar's independent accountants.


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